Exhibit 10.17

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOR BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (`THE ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                                     WARRANT

                              ADZONE RESEARCH, INC.

             (Incorporated under the laws of the State of Delaware)

THIS IS TO CERTIFY that, for value received, _THOMAS F. GAVIN OF 3755 COLEVILLE CIRCLE, CORONA, CA 92881, (the "Holder") is entitled to, within the time frame set forth in Section 1 below ("Expiration Date"), to subscribe for, purchase and receive 580,000 fully paid and nonassessable shares of the common stock, of AdZone Research, (the "Company"), as follows:

     580,000 common shares in the capital stock of the Company at an exercise price of $0.15 per share exerciseable for a period of 2 years from the date of granting.

1. EXERCISE OF WARRANT. This Warrant may be exercised in whole at any time before May 13, 2005 and before 2:00 p.m., New York Time, by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by cashier's check or wire transfer of the entire amount due under this warrant.

2. TRANSFERABILITY. This Warrant shall NOT be transferable by the Holder.

3. ADJUSTMENT. In the event of a stock split, stock dividend or similar action by the Company the exercise price and/or the number of shares of the Warrant shall be adjusted to reflect, and give the Holder credit for, such action. In the event of a Reorganization, Consolidation, Merger or similar action by the Company the Holder of this Warrant shall be entitled to receive, upon proper exercise as described in Section 1, the amount and type of securities and/or cash that a shareholder, under the same circumstances, would have received pursuant to such reorganization.
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4. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED
UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.

5. ARBITRATION. The Holder agrees that all disputes under this agreement shall be decided by binding arbitration. Said arbitration to be held in either Suffolk or New York counties, within the State of New York. The Holder acknowledges that arbitrator(s) decision is final and binding and the right to appeal a decision is severally limited. The amount of discovery a party can demand is also limited in the arbitration forum.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its President and its seal affixed and attested by its Secretary.


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By: Charles Cardona, CEO                                   Dated

The Holder signs below to indicate that he/she is aware that this Warrant contains a pre-dispute arbitration clause. This Warrant agreement is invalid without holder signature below.


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Signature                          Name                          Dated